UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-07707

ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York	10105
(Address of principal executive offices)	(Zip code)

Mark R. Manley

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: November 30, 2007

Date of reporting period: May 31, 2007

ITEM 1.	REPORTS TO STOCKHOLDERS.

SEMI-ANNUAL REPORT

AllianceBernstein Global Real Estate Investment Fund

(formerly AllianceBernstein Real Estate Investment Fund)

May 31, 2007

Semi-Annual Report

Investment Products Offered

•	Are Not FDIC Insured
•	May Lose Value
•	Are Not Bank Guaranteed

The investment return and principal value of an investment in the Fund will fluctuate as the prices of the individual securities in which it invests fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund’s prospectus, which contains this and other information, visit our web site at www.alliancebernstein.com or call your financial advisor or AllianceBernstein® at (800) 227-4618. Please read the prospectus carefully before you invest.

You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s web site at www.alliancebernstein.com, or go to the Securities and Exchange Commission’s (the “Commission”) web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s web site at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AllianceBernstein publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

AllianceBernstein Investments, Inc. is an affiliate of AllianceBernstein L.P., the manager of the AllianceBernstein funds, and is a member of the NASD.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

July 25, 2007

Semi-Annual Report

This report provides management’s discussion of fund performance for AllianceBernstein Global Real Estate Investment Fund (the “Fund”) for the semi-annual reporting period ended May 31, 2007. Prior to March 1, 2007, the Fund was named AllianceBernstein Real Estate Investment Fund.

Investment Objective and Policies

This open-end Fund’s investment objective is total return from long-term growth of capital and income. Under normal circumstances, the Fund invests at least 80% of its net assets in the equity securities of real estate investment trusts or REITs and other real estate industry companies, such as real estate operating companies or REOCs. The Fund invests in real estate companies that the Adviser believes have strong property fundamentals and management teams. The Fund seeks to invest in real estate companies whose underlying portfolios are diversified geographically and by property type.

The Fund may invest in mortgage-backed securities, which are securities that directly or indirectly represent participations in, or are collateralized by and payable from, mortgage loans secured by real property. These securities include mortgage pass-through certificates, real estate mortgage investment conduit certificates (“REMICs”) and collateralized mortgage obligations (“CMOs”). The Fund also may invest in short-term investment-grade debt securities and other fixed-income securities. The Fund may invest in foreign securities and enter into forward commitments and standby commitment agreements. The Fund may also enter into derivatives transactions, including options, futures, forwards and swap agreements.

Investment Results

The table on page 6 shows the Fund’s performance compared to its new benchmark, the Financial Times Stock Exchange (FTSE) European Public Real Estate Association (EPRA) National Association of Real Estate Investment Trusts (NAREIT) Global Real Estate (RE) Index, as well as the former benchmark, the NAREIT Equity Index, for the six- and 12-month periods ended May 31, 2007. In addition, performance for the broad market, as represented by the Standard & Poor’s (S&P) 500 Stock Index, is included for the same time periods.

AllianceBernstein Global Real Estate Investment Fund, as its new name indicates, now has a global strategy. The Fund had a U.S.-focused strategy and held a majority of U.S. stocks for most of the 12-month period ended May 31, 2007. The Fund started its transition to a global strategy in March 2007; the transition was completed by May of 2007. Performance will be explained for the six-month period versus the Fund’s former benchmark, the NAREIT Equity Index, and versus the Fund’s current benchmark, the FTSE EPRA NAREIT Global (RE) Index. The FTSE EPRA NAREIT Global (RE) Index outperformed the NAREIT Equity Index for both the six- and 12-month periods. Please note, Fund performance for the

ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND •	1

12-month period will be explained primarily versus the former benchmark, the NAREIT Equity Index.

The Fund’s Class A shares without sales charges outperformed the NAREIT Equity Index for the six-month period ended May 31, 2007, and underperformed the FTSE EPRA NAREIT Global (RE) Index for the same period. Outperformance versus the U.S. benchmark was driven by security selection and the Fund’s modest exposure to foreign stocks. The Fund underperformed the S&P 500 Stock Index over the same period.

Security selection was strong in diversified, industrial/office lodging and retail sectors. Diversified stock selection was driven primarily by the Fund’s active weight in data-storage real estate investments. High demand for data-storage equipment has significantly increased occupancy rates. Also, the Fund’s overweight in a large national developer with high-profile projects in New York and other locations performed well. Security selection was positive in the retail sector as one of the Fund’s regional mall investments performed particularly well, driven by better than expected earnings. Most of the Fund’s lodging positions also contributed positively to relative performance. The Fund’s investments with a focus on entry-level (B-Class) apartments underperformed. Subprime residential defaults have created anxiety, as investors fear lower single-family housing prices will translate into vacancies. The REIT Investment Policy Group (the “Group”) believes the contrary may occur; in areas where the economy is healthy, the tightening of credit standards and single-family delinquencies will translate into strong occupancy and rent growth for entry-level apartments (B-Class).

Sector selection had a negative contribution to performance. An underweight in retail stocks and a modest overweight in health care stocks were the Fund’s key performance detractors. Health care is viewed as a defensive sector because rental cash flows are fairly predictable: tenants typically cover all the property expenses during the rental period and contracts are long-dated. Rebounding confidence in the U.S. economy and consumer spending has caused investors to favor retail investments and other more cyclical sectors at the expense of the health care sector.

The lodging sector, one of the Fund’s largest sector overweights, outperformed the FTSE EPRA NAREIT Global (RE) Index, offsetting the impact of retail and health care sector weights. Upscale, upper-upscale and luxury hotel properties, which comprise the Fund’s concentrated investments, continue to enjoy strong revenue-per-average-room (RevPar) growth. The Group expects the Fund’s lodging holdings, which derive 70% or more of their hotel revenues from corporate (business) travel, will continue to be well-supported by corporate profitability. Lodging fundamentals are characterized by limited supply growth, strong overall demand and tight conditions in major cities. The Group expects strong top-line growth in lodging to persist over the medium term, although

2	• ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND

growth rates may see a deceleration from the high growth rates experienced over the last three years.

The Fund’s Class A shares without sales charges outperformed both the NAREIT Equity Index and the S&P 500 Stock Index for the 12-month period ended May 31, 2007, but underperformed the FTSE EPRA NAREIT Global (RE) Index for the same period. Below, performance is discussed versus the more relevant NAREIT Equity Index, as the Fund’s strategy was U.S.-focused for most of the 12-month period.

For the period, security selection drove most of the Fund’s outperformance while sector selection was a detractor. Industrial/office security selection contributed to performance for the 12-month period ended May 31, 2007. Niche office names were strong contributors throughout the period. These names have enjoyed an evolution in fundamentals that, in general, has been better than expected. Security selection in retail was also strong. The Fund benefited from exposure to two successful regional mall owners: one regional mall owner posted earnings ahead of expectations; another had multiple levers of growth buoyed by a recent acquisition, which is expected to add to earnings growth over time.

Underweights in retail and health care sectors detracted from Fund performance. An overweight position in the lodging sector also detracted from Fund performance, as investor anxiety regarding sustainability of consumer spending and high gasoline prices led to an underperformance in lodging.

Market Review and Investment Strategy

During the six-month period ended May 31, 2007, the NAREIT Equity Index returned 1.88%, underperforming the S&P 500 Stock Index’s return of 10.29%. The NAREIT Equity Index also underperformed the FTSE EPRA NAREIT Global (RE) Index, which returned 10.85% during this period. Overall, U.S. REITs’ trading environment during the review period was dominated by fears of a consumer-led economic slowdown as well as interest rate concerns. Investors have begun to reassess real-estate risk premiums in light of events in the subprime mortgage market. While these events do not directly impact commercial real estate, they demonstrate that risk premiums across many different asset types are compressed as a function of a very benign credit environment. REIT privatizations continue to provide support for public real-estate market valuations. Credit worries in the U.S. are beginning to impact investor sentiment globally across several regions. Real-estate stocks’ full valuation suggests that investors have been pricing stocks according to the very positive fundamental environment, but neglecting the possibility of meaningful hikes in interest rates. In a rapidly rising interest-rate environment, real estate valuations would suffer as investors reassess their investment options.

For the six-month period, lodging, retail and specialty sectors outperformed the NAREIT Equity Index. The Fund held overweight positions in lodging, industrial/office, residential and self-storage sectors for the same period.

ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND •	3

U.S. REIT performance, as measured by the NAREIT Equity Index, gained 30.24% for the 12-month period ended May 31, 2007, exceeding the S&P 500 Stock Index’s return of 22.77%, as real estate fundamentals continued to improve during the period. U.S. REITs underperformed global real estate as credit concerns prompted U.S. investors to reassess risk in the overall market, particularly in sectors where easy credit conditions, such as commercial real estate, fostered higher asset valuations. The economy and consumer spending were robust for the same period. Industrial/office, diversified, health care, retail and self-storage sectors posted a strong performance, ahead of the NAREIT Equity Index.

For most of the 12-month period, the Fund held overweight positions in industrial/office, residential, self-storage and lodging sectors. The Group continues to focus on investing in companies with the most attractively valued cash flows.

4	• ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND

HISTORICAL PERFORMANCE

An Important Note About the Value of Historical Performance

The performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

The investment return and principal value of an investment in the Fund will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund’s prospectus, which contains this and other information, visit our website at www.alliancebernstein.com or call your financial advisor or AllianceBernstein Investments at 800.227.4618. You should read the prospectus carefully before you invest.

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (4% year 1, 3% year 2, 2% year 3, 1% year 4); a 1% 1 year contingent deferred sales charge for Class C shares. Returns for different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

Benchmark Disclosure

The unmanaged FTSE EPRA NAREIT Global Real Estate (RE) Index, the FTSE NAREIT Equity Index and the unmanaged Standard & Poor’s (S&P) 500 Stock Index do not reflect fees and expenses associated with the active management of a mutual fund portfolio. The FTSE NAREIT Equity Index is a market value-weighted index based upon the last closing price of the month for tax-qualified real estate investment trusts (REITs) listed on the NYSE, AMEX and the NASDAQ. The FTSE EPRA NAREIT Global RE Index is a market capitalization and liquidity weighted index, based on the last trade prices of shares of all eligible companies. The S&P 500 Stock Index is comprised of 500 U.S. companies and is a common measure of the performance of the overall U.S. stock market. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

The Fund concentrates its investments in real estate-related investments and may therefore be subject to greater risks and volatility than a fund with a more diversified portfolio. While the Fund invests principally in the equity securities of real estate investment trusts, in order to achieve its investment objectives, the Fund may invest up to 20% of its total assets in mortgage-backed securities which involve prepayment risk. Prepayment risk is the risk that early payments of principal on some mortgage-related securities may occur during periods of falling mortgage interest rates and expose a fund to a lower rate of return upon reinvestment of principal. An investment in the Fund is subject to certain risks associated with the direct ownership of real estate and with the real estate industry in general, including declines in the value of real estate, general and local economic conditions and interest rates. The Fund’s assets may be invested in foreign securities, which may magnify these fluctuations due to changes in foreign exchange rates and the possibility of substantial volatility due to political and economic uncertainties in foreign countries. Investment in the Fund includes risks not associated with funds that invest exclusively in U.S. issues. Because the Fund will invest in foreign currency-denominated securities, these fluctuations may be magnified by changes in foreign exchange rates. While the Fund invests principally in common stocks and other equity securities, in order to achieve its investment objectives, the Fund may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. These instruments involve risks different from, and in certain cases, greater than, the risks presented by more traditional investments. These risks are fully discussed in the Fund’s prospectus.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND •	5

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

THE FUND VS. ITS BENCHMARKS PERIODS ENDED MAY 31, 2007	Returns
	6 Months	12 Months
AllianceBernstein Global Real Estate Investment Fund
Class A	3.85%	31.04%

Class B	3.40%	30.03%

Class C	3.50%	30.17%

Advisor Class*	4.31%	31.84%

Class R*	3.69%	30.73%

Class K*	3.87%	31.06%

Class I*	4.03%	31.48%

New Benchmark: FTSE EPRA NAREIT Global (RE) Index	10.85%	40.16%

Old Benchmark: NAREIT Equity Index	1.88%	30.24%

S&P 500 Stock Index	10.29%	22.77%

*	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds.

See Historical Performance and Benchmark Disclosures on previous page.

(Historical Performance continued on next page)

6	• ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND

Historical Performance

HISTORICAL PERFORMANCE (continued from previous page) AVERAGE ANNUAL RETURNS AS OF MAY 31, 2007
	NAV Returns	SEC Returns

Class A Shares
1 Year	31.04%	25.47%
5 Years	22.57%	21.52%
10 Years	14.48%	13.99%

Class B Shares
1 Year	30.03%	26.03%
5 Years	21.69%	21.69%
10 Years(a)	13.84%	13.84%

Class C Shares
1 Year	30.17%	29.17%
5 Years	21.72%	21.72%
10 Years	13.69%	13.69%

Advisor Class Shares†
1 Year	31.84%	31.84%
5 Years	23.01%	23.01%
10 Years	14.86%	14.86%

Class R Shares†
1 Year	30.73%	30.73%
Since Inception*	25.45%	25.45%

Class K Shares†
1 Year	31.06%	31.06%
Since Inception*	25.79%	25.79%

Class I Shares†
1 Year	31.48%	31.48%
Since Inception*	26.17%	26.17%

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratios as 1.22%, 1.96%, 1.93%, 0.92%, 1.50%, 1.18% and 0.87% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I, respectively.

*	Inception dates: 3/1/05 for Class R, Class K and Class I shares.

(a)	Assumes conversion of Class B shares into Class A shares after eight years.

†	These share classes are offered at net asset value (NAV) to eligible investors and their SEC returns are the same as the NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other person associated with, the Adviser and its affiliates or the Funds. The inception dates for Class R, Class K and Class I shares are listed above.

See Historical Performance disclosures on page 5.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND •	7

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (JUNE 30, 2007)
SEC Returns

Class A Shares
1 Year	9.43%
5 Years	18.83%
10 Years	12.33%

Class B Shares
1 Year	9.34%
5 Years	19.01%
10 Years	12.18%

Class C Shares
1 Year	12.45%
5 Years	19.03%
10 Years	12.03%

Advisor Class Shares†
1 Year	14.97%
5 Years	20.31%
10 Years	13.18%

Class R Shares†
1 Year	13.95%
Since Inception*	19.94%

Class K Shares†
1 Year	14.19%
Since Inception*	20.26%

Class I Shares†
1 Year	14.65%
Since Inception*	20.63%

*	Inception dates: 3/1/05 for Class R, Class K and Class I shares.

†	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other person associated with, the Adviser and its affiliates or the Funds. The inception dates for Class R, Class K and Class I shares are listed above.

See Historical Performance disclosures on page 5.

8	• ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND

Historical Performance

FUND EXPENSES

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value December 1, 2006		Ending Account Value May 31, 2007		Expenses Paid During Period*
	Actual	Hypothetical	Actual	Hypothetical**	Actual	Hypothetical
Class A	$1,000	$1,000	$1,038.53	$1,019.20	$5.84	$5.79
Class B	$1,000	$1,000	$1,033.98	$1,015.51	$9.58	$9.50
Class C	$1,000	$1,000	$1,035.01	$1,015.66	$9.44	$9.35
Advisor Class	$1,000	$1,000	$1,043.14	$1,020.69	$4.33	$4.28
Class R	$1,000	$1,000	$1,036.93	$1,017.55	$7.52	$7.44
Class K	$1,000	$1,000	$1,038.65	$1,019.15	$5.90	$5.84
Class I	$1,000	$1,000	$1,040.29	$1,020.79	$4.22	$4.18
*	Expenses are equal to the classes’ annualized expenses ratios of 1.15%, 1.89%, 1.86%, 0.85% 1.48%, 1.16% and 0.83%, respectively, multiplied by the average account value over the period, multiply by 182/365 (to reflect the one half year period).

**	Assumes 5% return before expenses.

ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND •	9

Fund Expenses

PORTFOLIO SUMMARY

May 31, 2007 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $355.5

*	All data are as of May 31, 2007. The Fund’s sector and country breakdowns are expressed as a percentage of total investments and may vary over time.

Please Note: The sector classifications presented herein are based on the sector categorization methodology of the Adviser. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Fund’s prospectus.

10	• ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND

Portfolio Summary

TEN LARGEST HOLDINGS

May 31, 2007 (unaudited)

Company	U.S. $ Value	Percent of Net Assets
Prologis	$10,849,948	3.1%
Simon Property Group, Inc.	10,571,242	3.0
NTT Urban Development Corp.	9,782,157	2.7
Westfield Group	8,711,020	2.4
British Land Co. PLC	8,635,598	2.4
Land Securities Group PLC	8,378,767	2.4
Vornado Realty Trust	8,047,165	2.3
Mitsui Fudosan Co. Ltd.	7,971,526	2.2
Japan Retail Fund Investment Corp. – Class A	7,957,178	2.2
New World Development Co., Ltd.	7,749,240	2.2
	$88,653,841	24.9%

ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND •	11

Ten Largest Holdings

Portfolio of Investments

May 31, 2007 (unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS – 99.0%
Equity: Other – 34.6%
Diversified/Specialty – 30.5%
Alexandria Real Estate Equities, Inc.	37,500	$3,945,000
British Land Co. PLC	301,400	8,635,598
Canadian Real Estate Investment Trust	95,415	2,690,453
DB RREEF Trust	3,790,000	6,186,726
Digital Realty Trust, Inc.	82,800	3,361,680
Fonciere Des Regions	13,200	2,239,413
Forest City Enterprises, Inc. – Class A	61,300	4,297,130
General Property Group	657,410	2,803,238
Hang Lung Properties, Ltd.	1,258,000	3,981,528
Keppel Land Ltd.	602,000	3,678,612
Kerry Properties Ltd.	548,500	3,364,978
Land Securities Group PLC	217,500	8,378,767
Mitsubishi Estate Co. Ltd.	215,000	6,614,769
Mitsui Fudosan Co. Ltd.	253,000	7,971,526
New World Development Co., Ltd.	3,172,000	7,749,240
Stockland	520,500	3,807,087
Sumitomo Realty & Development	192,000	7,264,922
Sun Hung Kai Properties Ltd.	608,000	7,058,885
Unibail	21,371	6,126,236
Vornado Realty Trust	66,500	8,047,165

		108,202,953

Health Care – 4.1%
Health Care Property Investors, Inc.	64,093	2,093,918
Nationwide Health Properties, Inc.	116,600	3,622,762
Omega Healthcare Investors, Inc.	109,000	1,875,890
Ventas, Inc.	167,654	7,101,823

		14,694,393

		122,897,346

Retail – 21.5%
Regional Mall – 8.1%
General Growth Properties, Inc.	111,400	6,577,056
Simon Property Group, Inc.	97,900	10,571,242
Taubman Centers, Inc.	51,300	2,822,526
Westfield Group	490,800	8,711,020

		28,681,844

Shopping Center/Other Retail – 13.4%
CapitaMall Trust	1,350,000	3,631,512
Citycon Oyj	629,500	4,698,152
Developers Diversified Realty Corp.	53,500	3,298,275
Federal Realty Investment Trust	14,800	1,311,576
Hammerson PLC	104,500	3,294,858
Japan Retail Fund Investment Corp. – Class A	775	7,957,178
Kimco Realty Corp.	117,300	5,429,817
Klepierre	38,600	7,468,468
Ramco-Gershenson Properties	52,900	1,956,771
RioCan Real Estate Investment Trust	155,883	3,848,992

12	• ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND

Portfolio of Investments

Company	Shares	U.S. $ Value

Rodamco Europe NV	18,764	$2,792,715
Tanger Factory Outlet Centers	47,602	1,996,904

		47,685,218

		76,367,062

Office – 19.1%
Beni Stabili SpA	1,460,000	2,455,167
Boston Properties, Inc.	41,300	4,777,584
Brookfield Properties Corp.	133,425	3,503,740
Cominar Real Estate Investment Trust	76,570	1,660,112
Derwent Valley Holdings PLC	120,594	4,951,870
Dundee Real Estate Investment Trust	77,563	2,874,530
Eurocastle Investment Ltd.	72,100	3,859,226
Great Portland Estates PLC	252,981	3,587,023
IVG Immobilien AG	103,000	4,462,063
Japan Real Estate Investment – Class A	291	4,014,025
Maguire Properties, Inc.	117,800	4,256,114
Nippon Building Fund, Inc. – Class A	215	3,475,842
Nomura Real Estate Office Fund, Inc. – Class A	251	3,134,975
Norwegian Property ASA	206,719	2,974,990
NTT Urban Development Corp.	4,045	9,782,157
SL Green Realty Corp.	24,750	3,466,980
Sponda OYJ	282,200	4,595,178

		67,831,576

Residential – 10.7%
Multi-Family – 9.7%
Apartment Investment & Management Co. –Class A	55,600	3,050,772
Archstone-Smith Trust	32,000	1,974,400
AvalonBay Communities, Inc.	32,200	4,198,558
Boardwalk Real Estate Investment Trust	52,524	2,203,904
Camden Property Trust	30,900	2,306,685
Canadian Apartment Properties REI	91,835	1,776,425
Equity Residential	68,600	3,475,962
Essex Property Trust, Inc.	10,300	1,310,469
Mid-America Apartment Communities, Inc.	95,700	5,622,375
Mirvac Group	1,507,815	7,178,119
UDR, Inc.	44,400	1,347,984

		34,445,653

Self Storage – 1.0%
Public Storage	41,500	3,714,250

		38,159,903

Lodging – 7.2%
Ashford Hospitality Trust, Inc.	145,750	1,808,758
FelCor Lodging Trust, Inc.	192,200	5,033,718
Hilton Hotels Corp.	64,000	2,275,200
Host Hotels & Resorts, Inc.	191,331	4,882,767
LaSalle Hotel Properties	36,072	1,717,027
Starwood Hotels & Resorts Worldwide, Inc.	55,500	3,999,885

ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND •	13

Portfolio of Investments

Company	Shares	U.S. $ Value

Strategic Hotels & Resorts, Inc.	177,500	$4,139,300
Sunstone Hotel Investors, Inc.	65,400	1,929,954

		25,786,609

Industrial – 5.9%
Industrial Warehouse Distribution – 4.6%
Ascendas Real Estate Investment Trust	1,200,000	2,232,365
Prologis	167,800	10,849,948
Segro PLC	229,843	3,260,595

		16,342,908

Mixed Office Industrial – 1.3%
Macquarie Goodman Group	786,780	4,699,939

		21,042,847

Total Investments – 99.0%
(cost $278,549,294)		352,085,343
Other assets less liabilities - 1.0%		3,397,545

Net Assets – 100.0%		$355,482,888

See notes to financial statements.

14	• ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND

Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

May 31, 2007 (unaudited)

Assets
Investments in securities, at value (cost $278,549,294)	$352,085,343
Cash	6,141
Foreign cash, at value (cost $272,128)	272,809
Receivable for investment securities sold and foreign currency transactions	5,131,375
Receivable for capital stock sold	1,934,028
Dividends receivable	492,678

Total assets	359,922,374

Liabilities
Payable for capital stock redeemed	2,547,840
Advisory fee payable	170,801
Distribution fee payable	166,038
Payable for foreign currency transactions	1,399,278
Administrative fee payable	18,298
Transfer Agent fee payable	12,009
Accrued expenses	125,222

Total liabilities	4,439,486

Net Assets	$355,482,888

Composition of Net Assets
Capital stock, at par	$126,759
Additional paid-in capital	202,698,678
Undistributed net investment income	2,844,093
Accumulated net realized gain on investment and foreign currency transactions	76,280,088
Net unrealized appreciation of investments and foreign currency denominated assets and liabilities	73,533,270

$355,482,888

Net Asset Value Per Share—21 billion shares of capital stock authorized, $.01 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$215,597,058	7,666,048	$28.12	*

B	$55,923,892	2,006,944	$27.87

C	$69,394,390	2,483,881	$27.94

Advisor	$6,642,235	236,844	$28.04

R	$2,163,743	77,077	$28.07

K	$865,129	30,825	$28.07

I	$4,896,441	174,330	$28.09

*	The maximum offering price per share for Class A shares was $29.37 which reflects a sales charge of 4.25%.

See notes to financial statements.

ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND •	15

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Six Months Ended May 31, 2007 (unaudited)

Investment Income
Dividends (net of foreign taxes withheld of $165,121)	$6,852,448
Interest	207,782	$7,060,230

Expenses
Advisory fee	1,031,472
Distribution fee—Class A	344,883
Distribution fee—Class B	312,972
Distribution fee—Class C	347,646
Distribution fee—Class R	3,416
Distribution fee—Class K	769
Transfer agency—Class A	165,524
Transfer agency—Class B	57,525
Transfer agency—Class C	53,440
Transfer agency—Advisor Class	4,690
Transfer agency—Class R	1,816
Transfer agency—Class K	627
Transfer agency—Class I	2,903
Custodian	80,806
Administrative	48,383
Registration	46,096
Audit	36,736
Printing	32,697
Legal	26,647
Directors’ fees	18,485
Miscellaneous	10,751

Total expenses	2,628,284
Less: expense offset arrangement (see Note B)	(14,794)

Net expenses		2,613,490

Net investment income		4,446,740

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions		80,587,862
Foreign currency transactions		(172,183)
Net change in unrealized appreciation/depreciation of:
Investments		(71,864,325)
Foreign currency denominated assets and liabilities		(2,779)

Net gain on investment and foreign currency transactions		8,548,575

Net Increase in Net Assets from Operations		$12,995,315

See notes to financial statements.

16	• ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended May 31, 2007 (unaudited)	Year Ended November 30, 2006
Increase (Decrease) in Net Assets from Operations
Net investment income	$4,446,740	$1,454,098
Net realized gain on investment and foreign currency transactions	80,415,679	39,823,869
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(71,867,104)	54,369,696

Net increase in net assets from operations	12,995,315	95,647,663
Dividends and Distributions to Shareholders from
Net investment income
Class A	(1,281,410)	(1,516,053)
Class B	(109,123)	(215,157)
Class C	(123,325)	(150,605)
Advisor Class	(46,702)	(61,420)
Class R	(6,652)	(1,337)
Class K	(3,634)	(927)
Class I	(31,801)	(33,305)
Net realized gain on investment and foreign currency transactions
Class A	(19,797,610)	– 0 –
Class B	(5,914,861)	– 0 –
Class C	(6,188,962)	– 0 –
Advisor Class	(589,771)	– 0 –
Class R	(59,853)	– 0 –
Class K	(35,533)	– 0 –
Class I	(390,685)	– 0 –
Capital Stock Transactions
Net increase	7,958,439	11,187,238

Total increase (decrease)	(13,626,168)	104,856,097
Net Assets
Beginning of period	369,109,056	264,252,959

End of period (including undistributed net investment income of $2,844,093 and $0, respectively)	$355,482,888	$369,109,056

See notes to financial statements.

ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND •	17

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

May 31, 2007 (unaudited)

NOTE A

Significant Accounting Policies

AllianceBernstein Global Real Estate Investment Fund, Inc. (the “Fund”), formerly known as AllianceBernstein Real Estate Investment Fund, Inc., was incorporated in the state of Maryland on July 15, 1996 as a diversified, open-end management investment company. The Fund offers Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class and Class I shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All seven classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan, if any. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange (other than securities listed on The NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day;

18	• ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND

Notes to Financial Statements

open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market, (“OTC”) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, AllianceBerstein L.P. (the “Adviser”) may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because, most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of

ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND •	19

Notes to Financial Statements

dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation and depreciation of investments and foreign currency denominated assets and liabilities.

3. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

5. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Realized and unrealized gains and losses are allocated among the various share classes based on their respective net assets.

6. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .55% of the first $2.5 billion, .45% of the next $2.5 billion and .40% in excess of $5 billion, of the Fund’s average daily

20	• ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND

Notes to Financial Statements

net assets. Prior to September 7, 2004, the Fund paid the Adviser an advisory fee at an annual rate of .90% of the Fund’s average daily net assets. The fee is accrued daily and paid monthly.

Pursuant to the advisory agreement, the Adviser provides certain legal and accounting services to the Fund. For the six months ended May 31, 2007, such fees amounted to $48,383.

The Fund compensates AllianceBerstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $130,932 for the six months ended May 31, 2007.

For the six months ended May 31, 2007, the Fund’s expenses were reduced by $14,794 under an expense offset arrangement with ABIS.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $12,922 from the sale of Class A shares and received $2,350, $19,327 and $4,234 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the six months ended May 31, 2007.

Brokerage commissions paid on investment transactions for the six months ended May 31, 2007, amounted to $444,624, none of which was paid to Sanford C. Bernstein Co., LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund’s average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to both Class B and Class C shares, .50% of the Fund’s average daily net assets attributable to Class R shares and .25% of the Fund’s average daily net assets attributable to Class K shares. There are no distribution and servicing fees on the Advisor Class and Class I shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amount of $9,388,250, $1,946,650, $29,419 and $6,124 for Class B,

ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND •	21

Notes to Financial Statements

Class C, Class R and Class K shares, respectively; such costs may be recovered from the Fund in future periods so long as the Agreement is in effect. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended May 31, 2007 were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$279,468,843	$293,933,571
U.S. government securities	– 0 –	– 0 –

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation are as follows:

Gross unrealized appreciation	$77,138,319
Gross unrealized depreciation	(3,602,270)

Net unrealized appreciation	$73,536,049

1. Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for investment purposes. A forward currency exchange contract is a commitment to purchase or sell a foreign currency on a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions.

Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and depreciation by the Fund.

The Fund’s custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Fund having a value at least equal to the aggregate amount of the Fund’s commitments under forward currency exchange contracts entered into with respect to position hedges.

Risks may arise from the potential inability of the counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar. The face or contract amount, in U.S. dollars re-flects the total exposure the Fund has in that particular currency contract.

22	• ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND

Notes to Financial Statements

NOTE E

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares		Amount
	Six Months Ended May 31, 2007 (unaudited)	Year Ended November 30, 2006	Six Months Ended May 31, 2007 (unaudited)	Year Ended November 30, 2006
Class A
Shares sold	1,239,926	2,747,570	$34,959,636	$72,822,152

Shares issued in reinvestment of dividends and distributions	735,985	53,250	19,402,890	1,293,137

Shares converted from Class B	261,195	931,668	7,329,541	23,211,191

Shares redeemed	(1,993,969)	(2,158,868)	(55,817,824)	(55,176,658)

Net increase	243,137	1,573,620	$5,874,243	$42,149,822

Class B
Shares sold	177,287	304,148	$4,979,076	$7,756,193

Shares issued in reinvestment of dividends and distributions	209,827	7,398	5,484,057	169,918

Shares converted to Class A	(263,348)	(938,674)	(7,329,541)	(23,211,191)

Shares redeemed	(329,228)	(786,856)	(9,190,956)	(19,474,587)

Net decrease	(205,462)	(1,413,984)	$(6,057,364)	$(34,759,667)

Class C
Shares sold	225,589	356,627	$6,348,993	$9,149,945

Shares issued in reinvestment of dividends and distributions	211,421	3,596	5,535,112	83,238

Shares redeemed	(255,276)	(429,363)	(7,084,239)	(10,634,469)

Net increase (decrease)	181,734	(69,140)	$4,799,866	$(1,401,286)

Advisor Class
Shares sold	94,157	170,624	$2,692,844	$4,361,681

Shares issued in reinvestment of dividends and distributions	16,797	2,166	441,710	52,935

Shares redeemed	(92,884)	(95,367)	(2,633,493)	(2,334,632)

Net increase	18,070	77,423	$501,061	$2,079,984

ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND •	23

Notes to Financial Statements

	Shares		Amount
	Six Months Ended May 31, 2007 (unaudited)	Year Ended November 30, 2006	Six Months Ended May 31, 2007 (unaudited)	Year Ended November 30, 2006
Class R
Shares sold	58,789	35,722	$1,636,739	$928,733

Shares issued in reinvestment of dividends and distributions	2,516	51	66,498	1,299

Shares redeemed	(6,618)	(16,014)	(183,669)	(411,748)

Net increase	54,687	19,759	$1,519,568	$518,284

Class K
Shares sold	19,553	11,328	$549,019	$304,276

Shares issued in reinvestment of dividends and distributions	1,428	31	37,658	781

Shares redeemed	(3,075)	(332)	(85,407)	(8,956)

Net increase	17,906	11,027	$501,270	$296,101

Class I
Shares sold	23,995	157,053	$670,009	$3,844,943

Shares issued in reinvestment of dividends and distributions	16,048	1,344	422,486	33,248

Shares redeemed	(9,859)	(62,371)	(272,700)	(1,574,191)

Net increase	30,184	96,026	$819,795	$2,304,000

NOTE F

Risks Involved in Investing in the Fund

Concentration of Risk — Although the Fund does not invest directly in real estate, it invests primarily in Real Estate Equity Securities and has a policy of concentration of its investments in the real estate industry. Therefore, an investment in the Fund is subject to certain risks associated with the direct ownership of real estate and with the real estate industry in general. To the extent that assets underlying the Fund’s investments are concentrated geographically, by property type or in certain other respects, the Fund may be subject to additional risks.

In addition, investing in Real Estate Investment Trusts (“REITs”) involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation. REITs are also subject to the possibilities of failing to qualify for tax-free pass-through of income under the Code and failing to maintain their exemptions from registration under the 1940 Act. REITs (especially mortgage REITs) also are subject to interest rate risks.

24	• ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND

Notes to Financial Statements

Foreign Securities Risk — Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Indemnification Risk — In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $250 million revolving credit facility (the “Facility”) intended to provide short-term financing if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the six months ended May 31, 2007.

NOTE H

Distributions to Shareholders

The tax character of distributions to be paid for the year ending November 30, 2007 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended November 30, 2006 and November 30, 2005 were as follows:

	2006	2005
Distributions paid from:
Ordinary income	$1,454,098	$5,036,138
Long-term capital gains	524,706	– 0 –

Total taxable distributions	1,978,804	5,036,138

Total distributions paid	$1,978,804	$5,036,138

As of November 30, 2006, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Long-term capital gains	$29,215,449	(a)
Unrealized appreciation/(depreciation)	145,026,609	(b)

Total accumulated earnings/(deficit)	$174,242,058

(a)	During the fiscal year, the Fund utilized loss carryforward of $9,908,139.

(b)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND •	25

Notes to Financial Statements

NOTE I

Legal Proceedings

As has been previously reported, the staff of the U.S. Securities and Exchange Commission (“SEC”) and the Office of New York Attorney General (“NYAG”) have been investigating practices in the mutual fund industry identified as “market timing” and “late trading” of mutual fund shares. Certain other regulatory authorities have also been conducting investigations into these practices within the industry and have requested that the Adviser provide information to them. The Adviser has been cooperating and will continue to cooperate with all of these authorities.

On December 18, 2003, the Adviser confirmed that it had reached terms with the SEC and the NYAG for the resolution of regulatory claims relating to the practice of “market timing” mutual fund shares in some of the AllianceBernstein Mutual Funds. The agreement with the SEC is reflected in an Order of the Commission (“SEC Order”). The agreement with the NYAG is memorialized in an Assurance of Discontinuance dated September 1, 2004 (“NYAG Order”). Among the key provisions of these agreements are the following:

(i)	The Adviser agreed to establish a $250 million fund (the “Reimbursement Fund”) to compensate mutual fund shareholders for the adverse effects of market timing attributable to market timing relationships described in the SEC Order. According to the SEC Order, the Reimbursement Fund is to be paid, in order of priority, to fund investors based on (i) their aliquot share of losses suffered by the fund due to market timing, and (ii) a proportionate share of advisory fees paid by such fund during the period of such market timing;

(ii)	The Adviser agreed to reduce the advisory fees it receives from some of the AllianceBernstein long-term, open-end retail funds until December 31, 2008; and
(iii)	The Adviser agreed to implement changes to its governance and compliance procedures. Additionally, the SEC Order and the NYAG Order contemplate that the Adviser’s registered investment company clients, including the Fund, will introduce governance and compliance changes.

In anticipation of final, definitive documentation of the NYAG Order and effective January 1, 2004, the Adviser began waiving a portion of its advisory fee. On September 7, 2004, the Fund’s investment advisory agreement was amended to reflect the reduced advisory fee. For more information on this waiver and amendment to the Fund’s investment advisory agreement, please see “Advisory Fee and Other Transactions with Affiliates” above.

A special committee of the Adviser’s Board of Directors, comprised of the members of the Adviser’s Audit Committee and the other independent member

26	• ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND

Notes to Financial Statements

of the Adviser’s Board, directed and oversaw an internal investigation and a comprehensive review of the facts and circumstances relevant to the SEC’s and the NYAG’s investigations.

In addition, the Independent Directors of the Fund (“the Independent Directors”) have conducted an investigation of the above-mentioned matters with the advice of an independent economic consultant and independent counsel.

On October 2, 2003, a purported class action complaint entitled Hindo, et al. v. AllianceBernstein Growth & Income Fund, et al. (“Hindo Complaint”) was filed against the Adviser, Alliance Capital Management Holding L.P. (“Alliance Holding”), Alliance Capital Management Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the Adviser (“Alliance defendants”), and certain other defendants not affiliated with the Adviser, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the Alliance defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in “late trading” and “market timing” of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Since October 2, 2003, 43 additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred all actions to the United States District Court for the District of Maryland (the “Mutual Fund MDL”).

On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the SEC Order and the NYAG Order.

On April 21, 2006, the Adviser and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding (“MOU”) containing their agreement to settle these claims. The agreement will be documented by a stipulation of settlement and will be submitted for court approval at a later date. The derivative claims brought on behalf of Alliance Holding remain pending.

ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND •	27

Notes to Financial Statements

On February 10, 2004, the Adviser received (i) a subpoena duces tecum from the Office of the Attorney General of the State of West Virginia and (ii) a request for information from West Virginia’s Office of the State Auditor, Securities Commission (the “West Virginia Securities Commissioner”) (together, the “Information Requests”). Both Information Requests require the Adviser to produce documents concerning, among other things, any market timing or late trading in the Adviser’s sponsored mutual funds. The Adviser responded to the Information Requests and has been cooperating fully with the investigation.

On April 11, 2005, a complaint entitled The Attorney General of the State of West Virginia v. AIM Advisors, Inc., et al. (“WVAG Complaint”) was filed against the Adviser, Alliance Holding, and various other defendants not affiliated with the Adviser. The WVAG Complaint was filed in the Circuit Court of Marshall County, West Virginia by the Attorney General of the State of West Virginia. The WVAG Complaint makes factual allegations generally similar to those in the Hindo Complaint. On October 19, 2005, the WVAG Complaint was transferred to the Mutual Fund MDL.

On August 30, 2005, the West Virginia Securities Commissioner signed a Summary Order to Cease and Desist, and Notice of Right to Hearing addressed to the Adviser and Alliance Holding. The Summary Order claims that the Adviser and Alliance Holding violated the West Virginia Uniform Securities Act, and makes factual allegations generally similar to those in the Commission Order and the NYAG Order. On January 25, 2006, the Adviser and Alliance Holding moved to vacate the Summary Order. In early September 2006, the court denied this motion, and the Supreme Court of Appeals in West Virginia denied the defendants’ petition for appeal. On September 22, 2006, the Adviser and Alliance Holding filed an answer and moved to dismiss the Summary Order with the West Virginia Securities Commissioner.

On June 22, 2004, a purported class action complaint entitled Aucoin, et al. v. Alliance Capital Management L.P., et al. (“Aucoin Complaint”) was filed against the Adviser, Alliance Holding, Alliance Capital Management Corporation, AXA Financial, Inc., AllianceBernstein Investment Research & Management, Inc., certain current and former directors of the AllianceBernstein Mutual Funds, and unnamed Doe defendants. The Aucoin Complaint names certain of the AllianceBernstein mutual funds as nominal defendants. The Aucoin Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of an AllianceBernstein mutual fund. The Aucoin Complaint alleges, among other things, (i) that certain of the defendants improperly authorized the payment of excessive commissions and other fees from fund assets to broker-dealers in exchange for preferential marketing services, (ii) that certain of the defendants misrepresented and omitted from registration statements and other reports material facts concerning such payments, and (iii) that certain defendants caused such conduct as control persons of other defendants. The Aucoin Complaint asserts claims for violation of

28	• ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND

Notes to Financial Statements

Sections 34(b), 36(b) and 48(a) of the Investment Company Act, Sections 206 and 215 of the Advisers Act, breach of common law fiduciary duties, and aiding and abetting breaches of common law fiduciary duties. Plaintiffs seek an unspecified amount of compensatory damages and punitive damages, rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts, an accounting of all fund-related fees, commissions and soft dollar payments, and restitution of all unlawfully or discriminatorily obtained fees and expenses.

Since June 22, 2004, nine additional lawsuits making factual allegations substantially similar to those in the Aucoin Complaint were filed against the Adviser and certain other defendants. All nine of the lawsuits (i) were brought as class actions filed in the United States District Court for the Southern District of New York, (ii) assert claims substantially identical to the Aucoin Complaint, and (iii) are brought on behalf of shareholders of the Funds.

On February 2, 2005, plaintiffs filed a consolidated amended class action complaint (“Aucoin Consolidated Amended Complaint”) that asserts claims substantially similar to the Aucoin Complaint and the nine additional lawsuits referenced above. On October 19, 2005, the District Court dismissed each of the claims set forth in the Aucoin Consolidated Amended Complaint, except for plaintiffs’ claim under Section 36(b) of the Investment Company Act. On January 11, 2006, the District Court granted defendants’ motion for reconsideration and dismissed the remaining Section 36(b) claim. On May 31, 2006 the District Court denied plaintiffs’ motion for leave to file an amended complaint. On July 5, 2006, plaintiffs filed a notice of appeal which was subsequently withdrawn subject to plaintiffs’ right to reinstate it at a later date. On June 30, 2007, plaintiffs’ time to file an appeal expired. On July 11, 2007 the parties submitted a fully executed Stipulation Withdrawing Appeal to the court.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual Funds’ shares or other adverse consequences to the AllianceBernstein Mutual Funds. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Funds.

NOTE J

Recent Accounting Pronouncements

On July 13, 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in

ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND •	29

Notes to Financial Statements

the course of preparing a fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded in the current period. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. On December 22, 2006, the Securities and Exchange Commission notified the industry that the implementation of FIN 48 by registered investment companies could be delayed until the last business day of the first required financial statement reporting period for fiscal years beginning after December 15, 2006. At this time, management is evaluating the implications of FIN 48 and its impact on the financial statements has not yet been determined.

On September 20, 2006, the FASB released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157 and its impact on the financial statements has not yet been determined.

30	• ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class A
Six Months Ended May 31, 2007 (unaudited)	Year Ended November 30,
2006	2005	2004	2003	2002

Net asset value, beginning of period	$30.00	$22.04	$19.15	$14.90	$11.52	$11.47

Income From Investment Operations
Net investment income(a)	.37	.15	.32	.27	(b)	.37	.34
Net realized and unrealized gain on investment transactions	.59	8.06	2.87	4.50	3.53	.23

Net increase in net asset value from operations	.96	8.21	3.19	4.77	3.90	.57

Less: Dividends and Distributions
Dividends from net investment income	(.16)	(.25)	(.30)	(.52)	(.52)	(.32)
Distributions from net realized gain on investment and foreign currency transactions	(2.68)	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–
Tax return of capital	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–	(.20)

Total dividends and distributions	(2.84)	(.25)	(.30)	(.52)	(.52)	(.52)

Net asset value, end of period	$28.12	$30.00	$22.04	$19.15	$14.90	$11.52

Total Return
Total investment return based on net asset value(c)	3.85%	37.50%	16.83%	32.70%	34.89%	4.85%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$215,597	$222,701	$128,890	$88,162	$57,701	$35,626
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.15	%(d)	1.20	%(e)	1.35%	1.31%	1.74%	1.75%
Expenses, before waivers/reimbursements	1.15	%(d)	1.20	%(e)	1.35%	1.55%	1.74%	1.75%
Net investment income	2.61	%(d)	.59	%(e)	1.58%	1.67	%(b)	2.84%	2.87%
Portfolio turnover rate	77%	49%	46%	39%	30%	37%

See footnote summary on page 37.

ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND •	31

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class B
Six Months Ended May 31, 2007 (unaudited)	Year Ended November 30,
2006	2005	2004	2003	2002

Net asset value, beginning of period	$29.77	$21.84	$19.01	$14.84	$11.48	$11.44

Income From Investment Operations
Net investment income(a)	.27	.12	.18	.20	(b)	.30	.28
Net realized and unrealized gain on investment transactions	.56	7.88	2.82	4.42	3.51	.21

Net increase in net asset value from operations	.83	8.00	3.00	4.62	3.81	.49

Less: Dividends and Distributions
Dividends from net investment income	(.05)	(.07)	(.17)	(.45)	(.45)	(.28)
Distributions from net realized gain on investment and foreign currency transactions	(2.68)	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–
Tax return of capital	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–	(.17)

Total dividends and distributions	(2.73)	(.07)	(.17)	(.45)	(.45)	(.45)

Net asset value, end of period	$27.87	$29.77	$21.84	$19.01	$14.84	$11.48

Total Return
Total investment return based on net asset value(c)	3.40%	36.70%	15.89%	31.69%	34.05%	4.15%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$55,924	$65,863	$79,207	$107,943	$106,147	$99,370
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.89	%(d)	1.94	%(e)	2.05%	2.03%	2.47%	2.47%
Expenses, before waivers/reimbursements	1.89	%(d)	1.94	%(e)	2.06%	2.27%	2.47%	2.47%
Net investment income	1.92	%(d)	.47	%(e)	.91%	1.22	%(b)	2.40%	2.35%
Portfolio turnover rate	77%	49%	46%	39%	30%	37%

See footnote summary on page 37.

32	• ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class C
Six Months Ended May 31, 2007 (unaudited)	Year Ended November 30,
2006	2005	2004	2003	2002

Net asset value, beginning of period	$29.81	$21.89	$19.03	$14.86	$11.49	$11.46

Income From Investment Operations
Net investment income(a)	.27	.04	.18	.18	(b)	.29	.28
Net realized and unrealized gain on investment transactions	.59	7.95	2.85	4.44	3.53	.20

Net increase in net asset value from operations	.86	7.99	3.03	4.62	3.82	.48

Less: Dividends and Distributions
Dividends from net investment income	(.05)	(.07)	(.17)	(.45)	(.45)	(.28)
Distributions from net realized gain on investment and foreign currency transactions	(2.68)	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–
Tax return of capital	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–	(.17)

Total dividends and distributions	(2.73)	(.07)	(.17)	(.45)	(.45)	(.45)

Net asset value, end of period	$27.94	$29.81	$21.89	$19.03	$14.86	$11.49

Total Return
Total investment return based on net asset value(c)	3.50%	36.57%	16.04%	31.65%	34.10%	4.06%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$69,394	$68,638	$51,900	$56,543	$47,698	$35,845
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.86	%(d)	1.91	%(e)	2.04%	2.02%	2.46%	2.46%
Expenses, before waivers/reimbursements	1.86	%(d)	1.91	%(e)	2.04%	2.26%	2.46%	2.46%
Net investment income	1.91	%(d)	.16	%(e)	.91%	1.11	%(b)	2.31%	2.35%
Portfolio turnover rate	77%	49%	46%	39%	30%	37%

See footnote summary on page 37.

ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND •	33

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Advisor Class
Six Months Ended May 31, 2007 (unaudited)	Year Ended November 30,
2006	2005	2004	2003	2002

Net asset value, beginning of period	$29.84	$21.91	$19.04	$14.83	$11.48	$11.46

Income From Investment Operations
Net investment income(a)	.41	.25	.29	.32	(b)	.40	.21
Net realized and unrealized gain on investment transactions	.68	8.00	2.94	4.47	3.53	.39

Net increase in net asset value from operations	1.09	8.25	3.23	4.79	3.93	.60

Less: Dividends and Distributions
Dividends from net investment income	(.21)	(.32)	(.36)	(.58)	(.58)	(.36)
Distributions from net realized gain on investment and foreign currency transactions	(2.68)	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–
Tax return of capital	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–	(.22)

Total dividends and distributions	(2.89)	(.32)	(.36)	(.58)	(.58)	(.58)

Net asset value, end of period	$28.04	$29.84	$21.91	$19.04	$14.83	$11.48

Total Return
Total investment return based on net asset value(c)	4.31%	37.98%	17.17%	33.07%	35.40%	5.12%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$6,642	$6,528	$3,097	$159,321	$102,135	$59,459
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.85	%(d)	.90	%(e)	.95%	1.00%	1.44%	1.51%
Expenses, before waivers/reimbursements	.85	%(d)	.90	%(e)	.95%	1.25%	1.44%	1.51%
Net investment income	2.91	%(d)	1.00	%(e)	1.54%	1.97	%(b)	3.17%	1.73%
Portfolio turnover rate	77%	49%	46%	39%	30%	37%

See footnote summary on page 37.

34	• ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class R
	Six Months Ended May 31, 2007 (unaudited)		Year Ended November 30, 2006		March 1, 2005(f) to November 30, 2005

Net asset value, beginning of period	$29.97		$22.01		$18.97

Income From Investment Operations
Net investment income (loss)(a)	.28		(.22	)†	.39
Net realized and unrealized gain on investment transactions	.64		8.38		2.81

Net increase in net asset value from operations	.92		8.16		3.20

Less: Dividends and Distributions
Dividends from net investment income	(.14)		(.20)		(.16)
Distributions from net realized gain on investment and foreign currency transactions	(2.68)		– 0	–	– 0	–

Total dividends and distributions	(2.82)		(.20)		(.16)

Net asset value, end of period	$28.07		$29.97		$22.01

Total Return
Total investment return based on net asset value(c)	3.69%		37.27%		16.99%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$2,164		$671		$58
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.48	%(d)	1.48	%(e)	1.69	%(d)
Expenses, before waivers/reimbursements	1.48	%(d)	1.48	%(e)	1.70	%(d)
Net investment income (loss)	2.05	%(d)	(.81	)%(e)	2.89	%(d)
Portfolio turnover rate	77%		49%		46%

See footnote summary on page 37.

ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND •	35

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class K
	Six Months Ended May 31, 2007 (unaudited)		Year Ended November 30, 2006		March 1, 2005(f) to November 30, 2005

Net asset value, beginning of period	$29.96		$22.03		$18.97

Income From Investment Operations
Net investment income (loss)(a)	.33		(.07	)†	.38
Net realized and unrealized gain on investment transactions	.63		8.28		2.87

Net increase in net asset value from operations	.96		8.21		3.25

Less: Dividends and Distributions
Dividends from net investment income	(.17)		(.28)		(.19)
Distributions from net realized gain on investment and foreign currency transactions	(2.68)		– 0	–	– 0	–

Total dividends and distributions	(2.85)		(.28)		(.19)

Net asset value, end of period	$28.07		$29.96		$22.03

Total Return
Total investment return based on net asset value(c)	3.87%		37.55%		17.27%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$865		$387		$42
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.16	%(d)	1.16	%(e)	1.37	%(d)
Expenses, before waivers/reimbursements	1.16	%(d)	1.16	%(e)	1.37	%(d)
Net investment income (loss)	2.43	%(d)	(.30	)%(e)	2.72	%(d)
Portfolio turnover rate	77%		49%		46%

See footnote summary on page 37.

36	• ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class I
	Six Months Ended May 31, 2007 (unaudited)		Year Ended November 30, 2006		March 1, 2005(f) to November 30, 2005

Net asset value, beginning of period	$29.97		$22.01		$18.97

Income From Investment Operations
Net investment income(a)	.41		.21		.53
Net realized and unrealized gain on investment transactions	.59		8.08		2.76

Net increase in net asset value from operations	1.00		8.29		3.29

Less: Dividends and Distributions
Dividends from net investment income	(.20)		(.33)		(.25)
Distributions from net realized gain on investment and foreign currency transactions	(2.68)		– 0	–	– 0	–

Total dividends and distributions	(2.88)		(.33)		(.25)

Net asset value, end of period	$28.09		$29.97		$22.01

Total Return
Total investment return based on net asset value(c)	4.03%		38.04%		17.48%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$4,897		$4,321		$1,059
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.83	%(d)	.86	%(e)	1.15	%(d)
Expenses, before waivers/reimbursements	.83	%(d)	.86	%(e)	1.15	%(d)
Net investment income	2.93	%(d)	.81	%(e)	4.03	%(d)
Portfolio turnover rate	77%		49%		46%

†	Due to the timing of sales and repurchases of capital shares, the net investment income per share is not in accord with the fund’s change in net investment income for the period.
(a)	Based on average shares outstanding.

(b)	Net of expenses waived by the Adviser and Transfer Agent.

(c)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(d)	Annualized.
(e)	The ratio includes expenses attributable to costs of proxy solicitation.

(f)	Commencement of distribution.

ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND •	37

Financial Highlights

BOARD OF DIRECTORS

William H. Foulk, Jr.(1), Chairman

Marc O. Mayer, President and Chief Executive Officer

David H. Dievler(1)

John H. Dobkin(1)

Michael J. Downey(1)

D. James Guzy(1)

Nancy P. Jacklin(1)

Marshall C. Turner, Jr.(1)

Earl D. Weiner(1)

OFFICERS(2)

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer

Teresa Marziano, Senior Vice President

Joseph G. Paul, Senior Vice President

Emilie D. Wrapp, Secretary

Joseph J. Mantineo, Treasurer and Chief Financial Officer

Vincent S. Noto, Controller

Custodian

The Bank of New York
One Wall Street
New York, NY 10286

Principal Underwriter

AllianceBernstein Investments, Inc.
1345 Avenue of the Americas
New York, NY 10105

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

Independent Registered Public Accounting Firm

Ernst & Young LLP
5 Times Square
New York, NY 10036

Transfer Agent

AllianceBernstein Investor
Services, Inc.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-free (800) 221-5672

(1)	Member of the Audit Committee, the Independent Directors Committee and the Governance and Nominating Committee.

(2)	The management of and investment decisions for the Fund’s portfolio are made by the Adviser’s REIT Investment Policy Group. Mr. Joseph G. Paul and Ms. Teresa Marziano are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

38	• ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND

Board of Directors

Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested directors (the “directors”) of AllianceBernstein Global Real Estate Investment Fund, Inc. (the “Fund”) unanimously approved the continuance of the Advisory Agreement with the Adviser at a meeting held on May 1-3, 2007.

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser who advised on the relevant legal standards. The directors also reviewed an independent evaluation prepared by the Fund’s Senior Officer (who is also the Fund’s Independent Compliance Officer) of the reasonableness of the advisory fees in the Advisory Agreement wherein the Senior Officer concluded that the contractual fees for the Fund were reasonable. The directors also discussed the proposed continuance in private sessions with counsel and the Fund’s Senior Officer.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AllianceBernstein Funds. The directors noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the Fund and review extensive materials and information presented by the Adviser.

The directors also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment

ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND •	39

Information Regarding the Review and Approval of the Fund’s Advisory Agreement

research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services provided at the Fund’s request by employees of the Adviser or its affiliates. Requests for these reimbursements are approved by the directors on a quarterly basis and (to the extent requested and paid) result in a higher rate of total compensation from the Fund to the Adviser than the fee rates stated in the Fund’s Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Fund’s Senior Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also were considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2005 and 2006 that had been prepared with an updated expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s Senior Officer. The directors noted that the updated expense allocation methodology differed in various respects from the methodology used in prior years and that they had received a presentation from representatives of the Adviser and the independent consultant on the methodology and such changes. The directors reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and noted that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries which provide transfer agency, distribution and brokerage services to the Fund. The directors recognized that it is difficult to make comparisons of profitability from fund advisory contracts because comparative information is not generally publicly available and is affected by numerous factors. In considering profitability information, the directors considered the effect of fall-out benefits on the Adviser’s expenses, as well as the “revenue sharing” arrangements the Adviser has entered into with certain entities that distribute shares of the Fund. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors concluded that they were satisfied that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

Fall-Out Benefits

The directors considered the benefits to the Adviser and its affiliates from their relationships with the Fund other than the fees and expense reimbursements

40	• ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND

Information Regarding the Review and Approval of the Fund’s Advisory Agreement

payable under the Advisory Agreement, including but not limited to benefits relating to soft dollar arrangements (whereby the Adviser receives brokerage and research services from many of the brokers and dealers that execute purchases and sales of securities on behalf of its clients on an agency basis), 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Fund’s shares, transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser, and brokerage commissions paid by the Fund to brokers affiliated with the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the meeting, the directors receive detailed comparative performance information for the Fund at each regular Board meeting during the year. At the meeting, the directors reviewed information prepared by Lipper showing the comparative performance of the Class A Shares of the Fund as compared to a group of funds selected by Lipper (the “Performance Group”) and as compared to a universe of funds consisting of a broader array of funds selected by Lipper (the “Performance Universe”) for periods ended December 31, 2006 over the 1-, 3-, 5- and 10-year periods, and information prepared by the Adviser showing performance of the Class A Shares as compared to the National Association of Real Estate Investment Trusts Equity Index (the “Index”) over the 1-, 3- and 5-year periods and the since inception period (September 1996 inception). The directors noted that in the Performance Group comparison the Fund was in the 4th quintile in the 1- and 3-year periods and 5th quintile in the 5- and 10-year periods, and in the Performance Universe comparison the Fund was in the 3rd quintile in the 1-, 3- and 5-year periods and 5th quintile in the 10-year period. The comparative information showed that the Fund outperformed the Index in the 3- and 5-year periods and underperformed the Index in the 1-year and since inception periods. Based on their review, the directors concluded that the Fund’s investment results over time had been satisfactory.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate paid by the Fund to the Adviser and information prepared by Lipper concerning fee rates paid by other funds in the same Lipper category as the Fund at a common asset level. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The directors also considered the fees the Adviser charges other clients with a substantially similar investment style as the Fund. For this purpose, they reviewed information in the Adviser’s Form ADV and the evaluation from the Fund’s Senior Officer disclosing the institutional fee schedule for institutional

ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND •	41

Information Regarding the Review and Approval of the Fund’s Advisory Agreement

products managed by the Adviser that have a substantially similar investment style as the Fund. The directors noted that the institutional fee schedule for clients with a substantially similar investment style as the Fund had breakpoints at lower asset levels than those in the fee schedule applicable to the Fund and that the application of the institutional fee schedule to the level of assets of the Fund would result in a fee rate that would be lower than that in the Fund’s Advisory Agreement. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The directors also noted that the Adviser advises a portfolio of another AllianceBernstein fund with a substantially similar investment style as the Fund for the same fee schedule as the Fund.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional clients. The Adviser also noted that since mutual funds are constantly issuing and redeeming shares, they are more difficult to manage than an institutional account, where the assets are relatively stable. In light of these facts, the directors did not place significant weight on these fee comparisons.

The directors also considered the total expense ratio of the Class A shares of the Fund in comparison to the fees and expenses of funds within two comparison groups created by Lipper: an Expense Group and an Expense Universe. Lipper described an Expense Group as a representative sample of funds comparable to the Fund and an Expense Universe as a broader group, consisting of all funds in the Fund’s investment classification/objective with a similar load type as the Fund. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year expense ratio. The directors recognized that the expense ratio information for the Fund potentially reflected on the Adviser’s provision of services, as the Adviser is responsible for coordinating services provided to the Fund by others. The directors noted that it was likely that the expense ratios of some funds in the Fund’s Lipper category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases were voluntary and perhaps temporary.

The directors noted that the Fund’s at approximate current size contractual effective fee rate of 55 basis points plus the 3 basis point impact of the latest fiscal year administrative expense reimbursement by the Fund pursuant to the Advisory Agreement was lower than the Expense Group median. The directors noted that the Fund’s total expense ratio was lower than the Expense Group and Expense Universe medians. The directors concluded that the Fund’s expense ratio was satisfactory.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund contains breakpoints that reduce the fee rates on assets above specified levels. The directors also

42	• ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND

Information Regarding the Review and Approval of the Fund’s Advisory Agreement

considered presentations by an independent consultant discussing economies of scale in the mutual fund industry and for the AllianceBernstein Funds. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for establishing breakpoints that give effect to fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s breakpoint arrangements would result in a sharing of economies of scale in the event of a very significant increase in the Fund’s net assets.

ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND •	43

Information Regarding the Review and Approval of the Fund’s Advisory Agreement

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and the AllianceBernstein Global Real Estate Investment Fund, Inc. (the “Fund”).2 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by an August 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Fund which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Fund grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Fund.
1	It should be noted that the information in the fee summary was completed on April 23, 2007 and presented to the Board of Directors on May 1-3, 2007.

2	On March 1, 2007, the Fund began pursuing global investment strategies, and accordingly, the series was renamed “Global Real Estate Investment Fund, Inc.” Future references to the Fund do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratios refer to the Class A shares of the Fund.

44	• ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND

FUND ADVISORY FEES, REIMBURSEMENTS & RATIOS

The Adviser proposed that the Fund pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.3

Category	Advisory Fee Based on % of Average Daily Net Assets	Net Assets 02/28/07 ($MIL)	Fund
Value	55 bp on 1st $2.5 billion 45 bp on next $2.5 billion 40 bp on the balance	$387.1	Global Real Estate Investment Fund, Inc.

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Fund. During the Fund’s most recently completed fiscal year, the Adviser received $94,720 (0.03% of the Fund’s average daily net assets) for such services.

Set forth below are the Fund’s total expense ratios, for the most recently completed fiscal year:

Fund	Total Expense Ratio		Fiscal Year
Global Real Estate Investment Fund, Inc.	Class A	1.20%	November 30
	Class B	1.94%
	Class C	1.91%
	Class R	1.48%
	Class K	1.16%
	Class I	0.86%
	Adv. Class	0.90%

I.  ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Fund that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes – Oxley Act of 2002, and coordinating with and monitoring the Fund’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Fund are more costly

3	Most of the AllianceBernstein Mutual Funds, which the Adviser manages, were affected by the Adviser’s settlement with the NYAG.

ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND •	45

than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, a portion of these expenses are reimbursed by the Fund to the Adviser. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Fund’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different and legal and reputational risks are greater, it is worth considering information regarding the advisory fees charged to institutional accounts with a substantially similar investment style as the Fund.4 In addition to the AllianceBernstein Institutional fee schedule, set forth below is what would have been the effective advisory fee of the Fund had the AllianceBernstein Institutional fee schedule been applicable to the Fund versus the Fund’s advisory fee based on February 28, 2007 net assets:

Fund	Net Assets 02/28/07 ($MIL)	AllianceBernstein (“AB”) Institutional (“Inst.”) Fee Schedule	Effective AB Inst. Adv. Fee	Fund Advisory Fee
Global Real Estate Investment Fund, Inc.[5]	$387.1	Domestic REIT Strategy 70 bp on 1st $25 million 60 bp on next $25 million 50 bp on next $25 million Negotiable on the balance Minimum Account Size: $10 m	0.519%[6]	0.550%

4	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

5	The Fund’s investment guidelines are not as restrictive as that of the institutional strategy. The Fund may invest in equity securities of non-U.S. real estate investment trusts (“REITS”) and primarily in equities of U.S. REITS and other U.S. real estate industry companies.

6	Assumes 50 bp on the balance.

46	• ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND

The adviser also manages the AllianceBernstein Variable Products Series Fund, Inc. (“AVPS”), which is available through variable annuity and variable life contracts offered by other financial institutions and offers policyholders the option to utilize certain AVPS portfolios as the investment option underlying their insurance contracts. Set forth below is the fee schedule of the AVPS portfolio that has a substantially similar investment style as the Fund:7

Fund	AVPS Portfolio	Fee Schedule	Effective AVPS Adv. Fee
Global Real Estate Investment Fund, Inc.[8]	Real Estate Investment Portfolio	0.55% on first $2.5 billion 0.45% on next $2.5 billion 0.40% on the balance	0.55%

The Adviser also manages and sponsors retail mutual funds, which are organized in jurisdictions outside the United States, generally Luxembourg and Japan, and sold to non-United States resident investors. The Adviser charges the following fees for U.S. Real Estate Portfolio, which is a Luxembourg fund that has a somewhat similar investment style as the Fund:

Fund	Fee
U.S. Real Estate Portfolio
Class A9	1.75%
Class I (Institutional)	0.95%

The Adviser represented that it does not sub-advise any registered investment company with a substantially similar investment style as the Fund.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Fund with fees charged to other investment companies for similar services offered by other investment advisers. Lipper’s analysis included the Fund’s ranking with respect to the proposed management fee relative to the median of the Fund’s Lipper Expense Group (“EG”)10 at the approximate current asset level of the Fund.11

7	It should be noted that the AVPS portfolio was also affected by the settlement between the Adviser and the NYAG. As a result, the Fund has the same breakpoints in its advisory fee schedule as the AVPS portfolio.

8	It should be noted that the Fund’s investment guidelines are not as restrictive as that of the AVPS portfolio. The Fund may invest in equity securities of non-U.S. REITS and other non-U.S. real estate industry companies in contrast to the AVPS portfolio, which invests primarily in equities of U.S. REITS and other U.S. real estate industry companies.

9	Class A shares of the funds are charged an “all-in” fee, which covers investment advisory services and distribution related services.

10	It should be noted that Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratios than comparable sized funds that have relatively large average account sizes. Note that there are limitations on Lipper expense category data because different funds categorize expenses differently.

11	The contractual management fee is calculated by Lipper using the Fund’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Fund, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Fund had the lowest effective fee rate in the Lipper peer group.

ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND •	47

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

Fund	Contractual Management Fee[12]	Lipper Group Median	Rank
Global Real Estate Investment Fund, Inc.	0.550	0.834	1/15

Lipper also analyzed the Fund’s most recently completed fiscal year total expense ratio in comparison to the Fund’s EG and Lipper Expense Universe (“EU”). The EU13 is a broader group compared to the EG, consisting of all funds that have the same investment classification/objective and load type as the subject Fund.

Fund	Expense Ratio (%)[14]	Lipper Group Median (%)	Lipper Group Rank	Lipper Universe Median (%)	Lipper Universe Rank
Global Real Estate Investment Fund, Inc.	1.200	1.304	4/15	1.452	6/42

Based on this analysis, the Fund has a more favorable ranking on a management fee basis than it does on a total expense ratio basis.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Fund. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

12	The contractual management fee does not reflect any expense reimbursements made by the Fund to the Adviser for certain clerical, legal, accounting, administrative and other services.

13	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG when selecting an EU. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

14	Most recently completed fiscal year end Class A total expense ratio.

48	• ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Fund’s profitability information, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Fund decreased during calendar year 2006, relative to 2005.

In addition to the Adviser’s direct profits from managing the Fund, certain of the Adviser’s affiliates have business relationships with the Fund and may earn a profit from providing other services to the Fund. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Fund and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive. These affiliates provide transfer agent, distribution and brokerage related services to the Fund and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads, contingent deferred sales charges (“CDSC”), and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the Fund’s principal underwriter. ABI and the Adviser have disclosed in the Fund’s prospectus that they may make revenue sharing payments from their own resources, in addition to resources derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Fund. In 2006, ABI paid approximately 0.044% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $20.4 million for distribution services and educational support (revenue sharing payments). For 2007, it is anticipated, ABI will pay approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $20 million.15 During the Fund’s most recently completed fiscal year, ABI received from the Fund $13,504, $1,756,654 and $54,699 in front-end sales charges, Rule 12b-1 and CDSC fees, respectively.

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent for the Fund, are charged on a per account basis, based on the level of service provided and the class of share held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. ABIS’ after-tax profitability decreased in 2006 in comparison to

15	ABI currently inserts the “Advance” in quarterly account statements and pays the incremental costs associated with the mailing. The incremental cost is less than what an “independent mailing” would cost.

ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND •	49

2005. During the Fund’s most recently completed fiscal year, ABIS received $255,417 in fees from the Fund.16

The Fund may effect brokerage transactions through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) and/or its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and pay commissions for such transactions. The Adviser represented that SCB’s profitability from any future business conducted with the Fund would be comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients. These credits and charges are not being passed onto any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for its clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

V.	POSSIBLE ECONOMIES OF SCALE

An independent consultant, retained by the Senior Officer, made a presentation to the Board of Directors regarding economies of scale and/or scope. Based on the independent consultant’s initial survey, there was a consensus that fund management companies benefited from economies of scale. However, due to the lack of cost data, researchers had to infer facts about the costs from the behavior of fund expenses; there was a lack of consensus among researchers as to whether economies of scale were being passed on to the shareholders.

The independent consultant conducted further studies of the Adviser’s operations to determine the existence of economies of scale and/or scope within the Adviser. The independent consultant also analyzed patterns related to advisory fees at the industry level. In a recent presentation to the Board of Directors, the independent consultant noted the potential for economies of scale and/or scope through the use of “pooling portfolios” and blend products. The independent consultant also remarked that there may be diseconomies as assets grow in the less liquid and active markets. It was also observed that various factors, including fund size, family size, asset class, and investment style, had an impact on advisory fees.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE FUND

With assets under management of approximately $742 billion as of March 31, 2007, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Fund.

16	The fees disclosed are net of any expense offsets with ABIS. An expense offset is created by the interest earned on the positive cash balance that occurs within the transfer agent account as there is a one day lag with regards to money movement from the shareholder’s account to the transfer agent’s account and then the transfer agent’s account to the Fund’s account. During the Fund’s most recently completed fiscal year, the fees paid by the Fund to ABIS were reduced by $18,272 under the offset agreement between the Fund and ABIS.

50	• ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND

The information prepared by Lipper shows the 1, 3, 5 and 10 year performance rankings of the Fund17 relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)18 for the periods ended December 31, 2006.19

Global Real Estate Investment Fund, Inc.	Fund Return	PG Median	PU Median	PG Rank	PU Rank
1 year	34.60	35.29	35.52	10/15	26/46
3 year	26.52	26.74	26.45	9/13	17/35
5 year	23.62	23.88	23.71	8/8	13/22
10 year[20]	13.90	15.04	15.91	6/6	9/11

Set forth below are the 1, 3, 5, 10 year and since inception performance returns of the Fund (in bold)21 versus its benchmark.22 Fund and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.23

17	The performance rankings are for the Class A shares of the Fund. It should be noted that the performance returns of the Fund shown were provided by the Adviser. Lipper maintains its own database that includes the Fund’s performance returns. Rounding differences may cause the Adviser’s Fund returns to be one or two basis points different from Lipper’s own Fund returns. To maintain consistency, the performance returns of the Fund, as reported by the Adviser, are provided instead of Lipper.
18	The Fund’s PG is identical to its respective EG. The Fund’s PU is not identical to the Fund’s EU as the criteria for including or excluding a fund in a PU is somewhat different from that of an EU.

19	Note that the current Lipper investment classification/objective dictates the PG and PU throughout the life of the fund even if a fund had a different investment classification/objective at a different point in time.

20	The Fund’s 10 year return was provided by Lipper.

21	The performance returns and risk measures shown in the table are for the Class A shares of the Fund.

22	The Adviser provided Fund and benchmark performance return information for periods through December 31, 2006. It should be noted that the “since inception” performance returns of the Fund’s benchmark goes back only through the nearest month-end after inception date. In contrast, the Fund’s since inception return goes back to the Fund’s actual inception date.

23	Fund and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. A Sharpe Ratio is a risk adjusted measure of return that divides a fund’s return in excess of the riskless return by the fund’s standard deviation. A fund with a greater volatility would be seen as more risky than a fund with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky fund. A fund with a higher Sharpe Ratio would be viewed as better performing than a fund with a lower Sharpe Ratio.

ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND •	51

	Periods Ending December 31, 2006 Annualized Performance
					Since Inception (%)	Annualized		Risk Period (Year)
	1 Year (%)	3 Year (%)	5 Year (%)	10 year (%)		Volatility (%)	Sharpe (%)
Global Real Estate Investment Fund, Inc.	34.60	26.52	23.62	N/A	15.60	14.33	1.39	5
NAREIT Equity Index	35.06	25.85	23.2	N/A	16.04	14.16	1.38	5
Inception Date: September 30, 1996

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Fund is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Fund is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: June 4, 2007

52	• ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

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2005 Retirement Strategy	2020 Retirement Strategy	2035 Retirement Strategy
2010 Retirement Strategy	2025 Retirement Strategy	2040 Retirement Strategy
2045 Retirement Strategy

We also offer Exchange Reserves,** which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

You should consider the investment objectives, risks, charges and expenses of any AllianceBernstein fund/portfolio carefully before investing. For free copies of our prospectuses, which contain this and other information, visit us online at www.alliancebernstein.com or contact your financial advisor. Please read the prospectus carefully before investing.

*	Prior to January 26, 2007, AllianceBernstein Global High Income Fund was named Alliance World Dollar Government Fund II and AllianceBernstein Income Fund was named ACM Income Fund. Prior to March 1, 2007, Global Real Estate Investment Fund was named Real Estate Investment Fund. Prior to May 18, 2007, AllianceBernstein National Municipal Income Fund was named National Municipal Income Fund.

**	An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND •	53

AllianceBernstein Family of Funds

NOTES

54	• ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND

NOTES

ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND •	55

NOTES

56	• ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND

ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

RE-0152-0507

ITEM 2.	CODE OF ETHICS.

Not applicable when filing a semi-annual report to shareholders.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable when filing a semi-annual report to shareholders.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable when filing a semi-annual report to shareholders.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AllianceBernstein Global Real Estate Investment Fund, Inc.

By:	/s/ Marc O. Mayer
Marc O. Mayer
President

Date:	July 30, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Marc O. Mayer
Marc O. Mayer
President

Date:	July 30, 2007

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date:	July 30, 2007